TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                  1
      MESSAGE FROM THE PRESIDENT                            2
      INVESTMENT REVIEW                                     4
      MESSAGE FROM THE MANAGERS                             5
      FINANCIAL INFORMATION
         Distributions to Shareholders                     10
         Independent Auditors' Report                      11
         Portfolio of Investments                          12
         Notes to Portfolio of Investments                 25
         Statement of Assets and Liabilities               26
         Statement of Operations                           27
         Statements of Changes in Net Assets               28
         Notes to Financial Statements                     29









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA CORNERSTONE STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.










USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.


Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.










INVESTMENT REVIEW


USAA CORNERSTONE STRATEGY FUND

OBJECTIVE:  Achieve  a  positive,   inflation-adjusted  rate  of  return  and  a
reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS: Invests principally in U.S. stocks, international stocks, U.S. government securities, real estate securities, and gold securities.

--------------------------------------------------------------------------------
                                          5/31/00                5/31/99
--------------------------------------------------------------------------------
  Net Assets                           $1,097.2 Million     $1,257.8 Million
  Net Asset Value Per Share                 $26.27               $27.29
--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
--------------------------------------------------------------------------------
           1 YEAR                   5 YEARS                10 YEARS
            5.49%                   11.06%                   9.93%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund, the S&P 500 Index, and the Lipper Global Flexible Portfolio Funds Average for the period of 5/31/90 through 5/31/00. The data points from the graph are as follows:

            USAA Cornerstone      S&P 500          Lipper
              Strategy Fund        Index          Average
              -------------       -------         -------

05/31/90       $10,000            $10,000        $10,000
11/30/90         9,210              9,084          9,588
05/31/91        10,279             11,176         10,794
11/30/91        10,335             10,927         10,978
05/31/92        11,219             12,275         11,830
11/30/92        11,392             12,942         12,067
05/31/93        13,262             13,698         13,529
11/30/93        13,843             14,246         14,300
05/31/94        14,340             14,280         14,610
11/30/94        13,984             14,395         14,374
05/31/95        15,261             17,159         15,626
11/30/95        16,354             19,711         16,686
05/31/96        17,976             22,034         18,069
11/30/96        19,628             25,200         19,223
05/31/97        21,020             28,520         20,283
11/30/97        22,878             32,383         21,176
05/31/98        24,625             37,263         22,666
11/30/98        23,255             40,052         21,881
05/31/99        23,134             44,468         22,530
11/30/99        24,517             48,420         24,781
05/31/00        25,784             48,822         25,812

DATA FROM 5/31/90 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA CORNERSTONE STRATEGY FUND TO THE S&P 500 INDEX AND THE LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL GLOBAL
FLEXIBLE PORTFOLIO FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.










MESSAGE FROM THE MANAGERS


[PHOTOGRAPHS OF PORTFOLIO MANAGERS: FROM LEFT TO RIGHT: MARK W. JOHNSON, CFA (GOLD AND REAL ESTATE SECURITIES); KEVIN P. MOORE (INTERNATIONAL STOCKS); DONNA BAGGERLY, CFA (U.S. GOVERNMENT SECURITIES); ALBERT C. SEBASTIAN, CFA (INTERNATIONAL STOCKS); AND R. DAVID ULLOM, CFA (ALLOCATION MANAGER AND U.S. STOCKS) APPEARS HERE.]


Over the course of the last 12 months, we have made significant changes to the USAA Cornerstone Strategy Fund. As explained in our semiannual report, our goal is to improve performance while adhering to the basic objectives and strategy of the Fund. The net result is that the Fund's weighting in U.S. stocks was raised from 26% to 39%, while the weighting in real estate securities as a percentage of fund net assets was lowered from 23% to 13%. The weighting in U.S. government securities was cut from 22% to 19%. These changes resulted in the Fund generating a total return of 5.49% over the latest fiscal year. This result compares to the total return of 13.33% for the Lipper Global Flexible category.

UNITED STATES

In many ways, performance of the Fund's U.S. stock sector ending May 31, 2000, is similar to the performance of the prior year ending May 31, 1999. During both periods, the Fund's U.S. stock sector underperformed the S&P 500 Index from June through December 1999, while it outperformed the index from January through May of 2000. Over the entire fiscal year, however, the U.S. stock sector did not keep up with the other major indexes.

The primary reason for the relatively poor performance of the U.S. stock sector is its underweighting in technology stocks. Although these same technology stocks did not do well this year, their strong performance from June through December of 1999 was enough to give them a positive performance overall.

The performance of most of the other components of this sector hindered the overall performance of the U.S. sector. It was most impacted by the poor performance of basic materials (Alcoa, Weyerhaeuser, and Lyondell Chemicals), consumer cyclicals (Ford, Lear, Brunswick, and Meritor), financials (PNC Bank, SouthTrust, Bank of America, Citigroup, Associates First Capital, Morgan Stanley Dean Witter, and Allstate), and health care (Pharmacia, American Home Products, Bristol-Myers, CIGNA, and Bausch & Lomb). The sector was largely helped by investments in technology (Hewlett Packard, Cisco, Oracle, Intel, Applied Materials, and First Data) and consumer staples (Walt Disney and Kimberly-Clark).

The poor performance of most cyclical and financial companies was the result of the Federal Reserve Board's (the Fed) action to raise interest rates beginning in June of 1999. The strong performance of most technology companies results from the belief that these companies can continue to grow revenue and earnings, even in light of higher interest rates.

INTERNATIONAL

EUROPE - In 2000, the Fund has benefited from its overweighted position in European equities. This is in spite of a weaker euro compared to the U.S. dollar. Within Europe, the Fund has benefited from good stock selection and an overweighted position in energy and heath care. Consumer staples and financials have also performed well, while metal and mining stocks have performed poorly.

CANADA - The Canadian equity market has rebounded strongly this year, and the Fund has consequently benefited from its overweighted position. Energy stocks have been particularly strong due to higher oil and natural gas prices. Technology and financial stocks have also positively contributed to performance.

JAPAN - Our overweighted position in technology worked well in 1999. Despite the recent turmoil in technology stocks, they were the primary reason for our outperformance over the last 12 months. Our underweighted position in bank stocks and other OLD ECONOMY stocks has turned out to be positive. We believe that corporate restructuring is intact and earnings outlook continues to be favorable. However, we are still skeptical about the Japanese government's commitment to a tighter fiscal policy and deregulation. We will remain underweighted in Japan until we see more progress.

EMERGING MARKETS - Most emerging markets started 2000 on a strong upswing only to be subsequently caught in the negative sentiment that gripped equity markets beginning in March. Economic growth in most Asian emerging markets continues to rebound from the lows of the regional crisis. Latin American markets have also rebounded on the back of strong exports as well as improving domestic economies. The South African economy, while suffering from currency and interest rate pressure, continues to grow, while economic performance in East European and Middle Eastern countries is mixed. We believe that improving domestic demand, coupled with the potential for falling interest rates, provides a favorable backdrop for emerging markets over the next 12 months.

U.S. GOVERNMENT

BOND MARKET OVERVIEW - The economy entered its 10th year of economic expansion, which increased fears of inflation. In order to slow the economy, the Fed raised interest rates six times since June 1999. It is expected that the Fed will continue to raise interest rates until there are signs of an economic slowdown. As of May 31, 2000, it appears that there are finally some early economic signs of a slowing economy, which would be good news for the bond market, because it would signal that the tightening cycle might be near its end. This gives us reason to be cautiously optimistic about the course of interest rates.

During the fiscal year, the Treasury yield curve moved from an upward sloping curve -- where interest rates on the short end of the curve are lower than interest rates on the long end of the curve -- to an inverted curve, where short-term interest rates are higher than long-term interest rates. Interest rates on the shorter end of the curve (less than five years) rose approximately 1% to 1.25%, whereas interest rates on the longer end of the curve (longer than five years) rose approximately 0.20% to 0.65%. The short end of the curve rose because of the six Fed interest rate increases. The long end of the curve fell because the U.S. Treasury began buying long-term Treasury bonds with the funds from its budget surplus. Given the laws of supply and demand, a smaller supply of long-term Treasury bonds caused the price of these bonds to go up and, therefore, the yield of these bonds to fall. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The curve is expected to stay inverted until the economy greatly slows.

PERFORMANCE

The U.S. government sector of the Fund slightly underperformed the Lipper General U.S. Government Funds Average for the fiscal year ending May 31, 2000. Because of the portfolio's long duration, it performs well in a falling interest rate environment, but not in a rising interest rate environment. (Duration measures the price sensitivity of a portfolio to changes in interest rates.) In February, still with no sign of an economic slowdown occurring, the portfolio's duration was shortened by selling long U.S. Treasury bonds and reinvesting the proceeds in shorter mortgage pass-through securities.

On May 31, 2000, investments in this portfolio segment were 10% short-term U.S. government agency securities and/or repurchase agreements collateralized by securities of the U.S. government, 75% GNMA mortgage pass-through securities, 10% FNMA pass-through securities, 2% FNMA notes, and 3% U.S. Treasury bonds.

REAL ESTATE

Total return for the fiscal year ended May 31, 2000, for real estate investment trusts (REITs) was -1.17%, as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index. This compares poorly to the S&P 500 Index's total return of 10.47% for the same period. However, more recently, REITs have been performing better in the context of a weaker overall stock market. This reflects the defensive nature of REITs, the low correlation of REITs to the overall market, the endorsement of the sector by a number of influential investors and strategists, and the realization by investors that REITs had been oversold during the 1999 great rush to technology stocks. The recent behavior of real estate stocks underscores the important role they play in your Fund. First, because real estate securities are so poorly correlated to other securities, they significantly enhance diversification and, in the process, greatly reduce the risk level of the Fund. Second, because the fundamentals are solid with new construction generally under control and with most expiring leases below market rates, real estate companies are growing their earnings and dividends. Consequently, REIT investors could realize solid rates of return at the same time they lower their risk level.

GOLD

Gold prices rose 1.4% from $268.60 per ounce to $272.25 per ounce during the fiscal year ended May 31, 2000. The common stocks of gold mining companies declined somewhat. The Fund had no exposure to gold stocks during this period.

NEW PORTFOLIO MANAGER

On February 1, 2000, Donna Baggerly assumed management responsibilities for the U.S. government securities sector of the USAA Cornerstone Strategy Fund. Donna's predecessor, John W. Saunders Jr., retired from USAA Investment Management Company on January 31, 1999, after 29 years of service. Donna was a senior analyst at USAA Investment Management Company for four years and has a total of 12 years of investment management experience.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND S&P 500 INDEX DEFINITIONS.






----------------------------------------
          Top 10 Industries
          (% of Net Assets)
----------------------------------------

Real Estate Investment Trusts       11.8
Telephones                           4.7
Drugs                                3.7
Banks - Money Center                 3.2
Banks - Major Regional               2.8
Communications Equipment             2.8
Oil - International Integrated       2.8
Insurance - Multiline Companies      2.7
Electronics - Semiconductors         2.5
Computers - Software & Service       2.4
----------------------------------------



-----------------------------------------------
                Top 3 Holdings
                in Each Sector
               (% of Net Assets)
-----------------------------------------------

INTERNATIONAL
-------------
Nokia Corp. ADR                            1.1
Kloninklijke Philips Elec. N.V. ADR        0.7
Total Fina S.A.                            0.7

REAL ESTATE
-----------
Starwood Hotels & Resorts                  1.0
Equity Office Properties Trust             0.9
Simon Property Group, Inc.                 0.9

U.S. GOVERNMENT
---------------
GNMA @ 6.50%                               4.3
GNMA @ 6.00%                               3.5
GNMA @ 7.00%                               3.2

U.S.
----
Intel Corp.                                1.7
Oracle Corp.                               1.1
Bausch & Lomb, Inc.                        1.0
----------------------------------------------



                             ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA Cornerstone Strategy Fund to be:

U.S. Securities - 38.6%; International Securities - 28.1%; U.S. Government & Agency Issues - 18.7%; Real Estate Securities - 13.2%; and Money Market Instrument 2.0%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.


SEE PAGE 12 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.


                     Ordinary income *             $  .79
                     Long-term capital gains         1.66
                                                   ------
                        Total                      $ 2.45
                                                   ======

20.9% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.










INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Trustees

USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        KPMG LLP


San Antonio, Texas
July 7, 2000










USAA CORNERSTONE STRATEGY FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000

                                                                        Market
   NUMBER                                                                VALUE
 OF SHARES                    SECURITY                                   (000)
--------------------------------------------------------------------------------

                    INTERNATIONAL SECURITIES (28.1%)
                      FOREIGN COMMON STOCKS (28.0%)

            ARGENTINA (0.0%)(a)
  312,000   PC Holdings S.A.                                           $     493
--------------------------------------------------------------------------------
            AUSTRALIA (0.0%)(a)
  776,000   Pasminco Ltd. *                                                  403
--------------------------------------------------------------------------------
            AUSTRIA (0.5%)
   35,300   Bank Austria AG                                                1,676
   39,200   Boehler Uddeholm AG                                            1,532
   12,900   VA Technologie AG                                                709
   33,300   Vienna Airport (Flughafen Wien)                                1,117
--------------------------------------------------------------------------------
                                                                           5,034
--------------------------------------------------------------------------------
            BRAZIL (0.1%)
   25,200   Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar ADR                                                      756
   33,800   Embratel Participacoes S.A. ADR                                  708
--------------------------------------------------------------------------------
                                                                           1,464
--------------------------------------------------------------------------------
            CANADA (2.3%)
  136,800   Anderson Exploration Ltd. *                                    2,525
   52,400   C-MAC Industries, Inc. *                                       2,001
   47,900   Canadian Imperial Bank of Commerce                             1,290
  129,100   Canadian National Railway Co.                                  3,462
  108,500   Canadian Occidental Petroleum Ltd.                             2,692
   98,600   Manulife Financial Corp.                                       1,738
  121,200   Nortel Networks Corp.                                          6,583
  147,800   Suncor Energy, Inc.                                            3,390
   71,900   Toronto-Dominion Bank                                          1,800
--------------------------------------------------------------------------------
                                                                          25,481
--------------------------------------------------------------------------------
            CHINA (0.1%)
1,050,000   Cosco Pacific Ltd.                                               781
  500,000   Legend Holding                                                   507
--------------------------------------------------------------------------------
                                                                           1,288
--------------------------------------------------------------------------------
            DENMARK (0.7%)
  425,584   Nordic Baltic Holding *                                        2,739
  101,200   SAS Danmark A/S                                                  911
   60,000   Tele Danmark A/S "B"                                           4,236
--------------------------------------------------------------------------------
                                                                           7,886
--------------------------------------------------------------------------------
            EGYPT (0.0%)(a)
   15,360   Suez Cement Co. S.A.E. GDR                                       170
--------------------------------------------------------------------------------
            FINLAND (1.7%)
  124,502   Metso OYJ                                                      1,626
  240,200   Nokia Corp. ADR                                               12,490
   50,600   Perlos Corp.                                                   1,818
   62,800   Sampo Insurance Co. "A"                                        2,637
--------------------------------------------------------------------------------
                                                                          18,571
--------------------------------------------------------------------------------
            FRANCE (2.2%)
   38,000   Accor S.A.                                                     1,539
   55,889   Aventis S.A.                                                   3,634
   57,217   CNP Assurances                                                 1,859
   65,400   Coflexip ADR                                                   3,810
   23,000   Eramet Group                                                   1,084
   16,970   ISIS S.A.                                                      1,073
   36,200   Renault S.A.                                                   1,705
   50,000   Rhodia S.A.                                                      830
   94,174   Total Fina S.A.                                                7,434
   23,400   Valeo S.A.                                                     1,185
--------------------------------------------------------------------------------
                                                                          24,153
--------------------------------------------------------------------------------
            GERMANY (0.8%)
   66,800   Continental AG                                                 1,234
   68,400   Merck KGaA                                                     2,122
    3,600   SAP AG                                                         1,494
   81,000   Veba AG                                                        4,096
--------------------------------------------------------------------------------
                                                                           8,946
--------------------------------------------------------------------------------
            GREECE (0.2%)
   35,800   Hellenic Telecommunications Orgn. S.A. (OTE)                     884
   87,717   National Bank of Greece S.A. GDR *                               800
--------------------------------------------------------------------------------
                                                                           1,684
--------------------------------------------------------------------------------
            HONG KONG (0.1%)
   66,000   Hutchison Whampoa Ltd.                                           760
--------------------------------------------------------------------------------
            HUNGARY (0.0%)(a)
   15,400   Magyar Tavkozlesi RT. (MATAV) ADR                                526
--------------------------------------------------------------------------------
            INDIA (0.1%)
   36,300   Videsh Sanchar Nigam Ltd. GDR                                    566
--------------------------------------------------------------------------------
            ISRAEL (0.2%)
  116,718   Bank Hapoalim Ltd.                                               336
   46,800   Blue Square Ltd. ADR                                             462
    5,400   Check Point Software Technologies Ltd. *                       1,015
      800   Teva Pharmaceutical Industries Ltd. ADR                           43
--------------------------------------------------------------------------------
                                                                           1,856
--------------------------------------------------------------------------------
            ITALY (1.2%)
   57,700   ENI S.p.A. ADR                                                 3,134
   30,500   Gucci Group N.V.                                               2,611
  630,000   Italgas S.p.A.                                                 2,580
  132,100   Telecom Italia S.p.A.                                          1,824
  556,700   Telecom Italia S.p.A. Savings                                  3,454
--------------------------------------------------------------------------------
                                                                          13,603
--------------------------------------------------------------------------------
            JAPAN (4.6%)
   31,000   Asatsu DK                                                      1,010
   95,000   Daibiru Corp.                                                    790
      300   DDI Corp.                                                      3,064
   82,000   Fujitsu Ltd.                                                   2,322
   45,000   Honda Motor Co. Ltd.                                           1,483
    6,500   Internet Initiative, Inc. ADR *                                  401
   29,000   Ito-Yokado Co. Ltd.                                            1,721
  210,000   Kikkoman Corp.                                                 1,472
   50,000   Kirin Brewery Co. Ltd.                                           604
   18,000   Murata Manufacturing Co. Ltd.                                  3,109
  260,000   Nikko Securities Co. Ltd.                                      2,409
  891,000   Nippon Steel Corp.                                             1,952
      235   Nippon Telegraph & Telephone Corp. (NTT)                       2,793
       52   NTT Mobile Communication Network, Inc.                         1,342
   62,400   Paris Miki, Inc.                                               4,137
   27,000   Pasona Softbank, Inc.                                            647
   13,800   Ryohin Keikaku Co.                                             2,010
   76,000   Sailor Pen Co. Ltd.                                            1,332
   45,300   Sanix, Inc. *                                                  2,528
   47,600   Sony Corp. *                                                   4,309
  209,000   Sumitomo Corp.                                                 1,940
   51,000   Sumitomo Electric Industries, Ltd.                               743
   43,000   Takeda Chemical Industries                                     2,934
  340,000   Toshiba Corp.                                                  3,283
    2,500   Toys R Us *                                                      402
      261   West Japan Railway                                             1,103
   21,200   Zenrin Co.                                                       646
--------------------------------------------------------------------------------
                                                                          50,486
--------------------------------------------------------------------------------
            KOREA (0.2%)
    5,000   Korea Electric Power Corp. ADS                                    78
   32,661   Korea Telecom Corp. ADR                                        1,208
   39,800   Samsung Corp.                                                    319
    2,691   Samsung Electronics Co. Ltd.                                     734
--------------------------------------------------------------------------------
                                                                           2,339
--------------------------------------------------------------------------------
            MALAYSIA (0.1%)
  142,300   Malayan Bank Berhad                                              607
   17,300   Malaysian Pacific                                                195
  262,000   Technology Resources Industries Bhd                              314
--------------------------------------------------------------------------------
                                                                           1,116
--------------------------------------------------------------------------------
            MEXICO (0.2%)
    3,400   Coca Cola Femsa S.A. ADR                                          52
   17,400   Telefonos de Mexico, S.A. de C.V. ADR                            847
   63,000   Tubos de Acero de Mexico, S.A. ADR                               850
--------------------------------------------------------------------------------
                                                                           1,749
--------------------------------------------------------------------------------
            NETHERLANDS (3.0%)
  110,600   Akzo Nobel N.V.                                                4,221
   33,000   EVC International N.V. *                                         323
   72,700   Fortis NL N.V.                                                 1,913
   25,500   Getronics N.V.                                                   427
   79,580   ING Group N.V.                                                 4,760
   51,500   Koninklijke KPN N.V.                                           4,651
  173,272   Koninklijke Philips Electronics N.V. ADR                       7,657
   88,700   Oce-van der Grinten N.V.                                       1,258
   66,200   Versatel Telecom *                                             2,390
   53,700   VNU N.V.                                                       2,740
   92,200   Vopak Kon                                                      2,107
--------------------------------------------------------------------------------
                                                                          32,447
--------------------------------------------------------------------------------
            NORWAY (0.8%)
1,056,000   Christiania Bank og Kreditkasse                                5,441
   48,600   Schibsted ASA                                                    947
  291,500   Storebrand ASA                                                 1,878
--------------------------------------------------------------------------------
                                                                           8,266
--------------------------------------------------------------------------------
            PORTUGAL (0.7%)
  132,100   Banco Pinto & Sotto Mayor S.A. *                               2,983
  187,000   Brisa-Auto Estrada de Portugal S.A.                            1,371
  313,000   Portugal Telecom S.A. ADR                                      3,404
--------------------------------------------------------------------------------
                                                                           7,758
--------------------------------------------------------------------------------
            RUSSIA (0.1%)
   10,000   LUKoil ADR                                                       552
--------------------------------------------------------------------------------
            SINGAPORE (0.0%)(a)
   99,800   Natsteel Electronics                                             294
--------------------------------------------------------------------------------
            SOUTH AFRICA (0.1%)
  518,300   Firstrand Ltd.                                                   544
   60,876   South African Breweries plc                                      371
--------------------------------------------------------------------------------
                                                                             915
--------------------------------------------------------------------------------
            SPAIN (1.2%)
  140,987   Altadis S.A.                                                   2,068
  249,333   Banco Bilbao Vizcaya Argentaria                                3,489
  109,750   Repsol S.A.                                                    2,342
   85,716   Telefonica de Espana S.A. ADR *                                5,218
--------------------------------------------------------------------------------
                                                                          13,117
--------------------------------------------------------------------------------
            SWEDEN (1.4%)
  113,100   Autoliv, Inc. GDR                                              3,116
  199,200   Ericsson L M Tel Co. ADR                                       4,084
  881,178   Nordic Baltic Holding *                                        5,755
   88,320   Skandinaviska Enskilda Banken "A"                                963
  543,000   Swedish Match AB                                               1,686
  543,000   Swedish Match Redemption Rights                                   28
--------------------------------------------------------------------------------
                                                                          15,632
--------------------------------------------------------------------------------
            SWITZERLAND (0.8%)
    2,380   Novartis AG                                                    3,511
    5,500   Selecta Group AG                                               1,579
    2,738   Sulzer AG P.C. *                                               1,844
    5,280   Swisscom AG                                                    1,855
--------------------------------------------------------------------------------
                                                                           8,789
--------------------------------------------------------------------------------
            TAIWAN (0.1%)
  342,672   Compal Electronics, Inc.                                         818
  184,000   Winbond Electronic *                                             555
--------------------------------------------------------------------------------
                                                                           1,373
--------------------------------------------------------------------------------
            TURKEY (0.1%)
15,300,000  Eregli Demir Ve Celik Fabrikalari T.A.S. *                       708
52,711,480  Yapi Ve Kredi Bankasi A.S.                                       651
--------------------------------------------------------------------------------
                                                                           1,359
--------------------------------------------------------------------------------
            UNITED KINGDOM (4.4%)
   79,300   AstraZeneca Group plc                                          3,345
  240,000   Bank of Scotland                                               2,263
  720,200   Billiton plc                                                   2,447
   73,800   BOC Group plc                                                  1,039
    1,600   Bookham Technology *                                              79
  191,000   Cable & Wireless plc                                           3,188
  400,000   Cadbury Schweppes                                              2,664
  220,100   Celltech Group                                                 3,202
  213,200   CGU plc                                                        3,242
1,278,000   Cookson Group plc                                              4,132
  900,000   Corporate Services Group plc *                                 1,206
   32,400   Glaxo Wellcome plc ADR                                         1,825
2,656,000   Laporte *                                                         30
  166,000   Laporte plc *                                                  1,329
  550,000   Old Mutual plc                                                 1,157
  132,300   Powergen plc                                                     871
  326,000   Reckitt & Colman                                               3,577
  227,866   Reuters Group plc                                              3,397
  196,880   Royal Bank Scot Group                                          3,242
  775,100   Tomkins plc                                                    2,222
  306,197   WPP Group plc                                                  3,726
--------------------------------------------------------------------------------
                                                                          48,183
--------------------------------------------------------------------------------
            Total Foreign Common Stocks (cost: $219,344)                 307,259
--------------------------------------------------------------------------------

                         FOREIGN PREFERRED STOCK (0.1%)
            BRAZIL (0.1%)
3,700,000   Petroleo Brasileiro S.A. (cost: $407)                            850
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                          COUPON
   (000)                                            RATE    MATURITY
---------------------------------------------------------------------

                          FOREIGN BOND (0.0%)(a)

            JAPAN (0.0%)(a)
   $  600   MBL International Finance (Bermuda)
             Trust, Convertible Notes (cost: $600)  3.00%  11/30/2002        630
--------------------------------------------------------------------------------
            Total International Securities (cost: $220,351)              308,739
--------------------------------------------------------------------------------


                                                                        Market
   NUMBER                                                                VALUE
 OF SHARES                    SECURITY                                   (000)
--------------------------------------------------------------------------------

                       REAL ESTATE SECURITIES (13.2%)

            LEISURE TIME (0.4%)
  250,000   Vail Resorts, Inc. *                                         $ 4,000
--------------------------------------------------------------------------------

            LODGING/HOTEL (1.0%)
  370,000   Starwood Hotels & Resorts Worldwide, Inc.                     10,938
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (11.8%)
  150,000   Alexandria Real Estate Equities, Inc.                          5,072
  230,000   AvalonBay Communities, Inc.                                    9,142
  220,000   Boston Properties, Inc.                                        7,686
   69,400   Brandywine Realty Trust                                        1,228
  180,000   Chelsea GCA Realty, Inc.                                       6,086
  320,000   Correctional Properties Trust                                  3,200
  390,000   Duke-Weeks Realty Corp.                                        8,409
  260,000   Entertainment Properties Trust                                 3,543
  390,000   Equity Office Properties Trust                                10,359
  270,000   Franchise Finance Corp. of America                             6,092
  230,000   Golf Trust of America, Inc.                                    3,752
  280,000   Highwoods Properties, Inc.                                     6,738
  270,000   Liberty Property Trust                                         6,750
  300,000   Meristar Hospitality Corp.                                     5,700
   60,000   Mills Corp.                                                    1,061
  240,000   Pan Pacific Retail Properties, Inc.                            4,800
  300,000   Philips International Realty Corp.                             5,100
  190,000   Post Properties, Inc.                                          8,336
  230,000   Prentiss Properties Trust                                      5,520
  250,000   Reckson Associates Realty Corp. "B"                            5,703
  400,000   Simon Property Group, Inc.                                     9,800
  180,000   Sun Communities, Inc.                                          5,828
--------------------------------------------------------------------------------
                                                                         129,905
--------------------------------------------------------------------------------
            Total Real Estate Securities (cost: $133,724)                144,843
--------------------------------------------------------------------------------

                              U.S. STOCKS (38.6%)

            AEROSPACE/DEFENSE (1.3%)
  235,000   B.F. Goodrich Co.                                              8,343
  146,060   Boeing Co.                                                     5,705
--------------------------------------------------------------------------------
                                                                          14,048
--------------------------------------------------------------------------------
            ALUMINUM (0.8%)
  145,000   Alcoa, Inc.                                                    8,473
--------------------------------------------------------------------------------
            AUTOMOBILES (0.5%)
  115,000   Ford Motor Co.                                                 5,585
--------------------------------------------------------------------------------
            AUTO PARTS (0.5%)
  155,000   Lear Corp. *                                                   3,633
  176,700   Meritor Automotive, Inc.                                       2,198
--------------------------------------------------------------------------------
                                                                           5,831
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (1.7%)
  230,000   Fleet Boston Financial Corp.                                   8,697
  125,000   PNC Bank Corp.                                                 6,297
  150,000   SouthTrust Corp.                                               4,059
--------------------------------------------------------------------------------
                                                                          19,053
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (1.3%)
  109,000   Bank of America Corp.                                          6,056
  106,000   Chase Manhattan Corp.                                          7,917
--------------------------------------------------------------------------------
                                                                          13,973
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.2%)
   25,000   Anheuser-Busch Companies, Inc.                                 1,938
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.5%)
  205,000   Pepsi Bottling Group, Inc.                                     5,356
--------------------------------------------------------------------------------
            CHEMICALS (0.3%)
  210,000   Lyondell Petrochemical Co.                                     3,504
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.7%)
  130,000   Lucent Technologies, Inc.                                      7,459
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.5%)
   62,000   Hewlett-Packard Co.                                            7,448
   88,000   IBM Corp.                                                      9,443
--------------------------------------------------------------------------------
                                                                          16,891
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (0.6%)
  120,000   Cisco Systems, Inc. *                                          6,832
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (2.1%)
   40,000   Computer Associates International, Inc.                        2,060
  105,000   Microsoft Corp. *                                              6,569
  160,100   Oracle Corp. *                                                11,507
  122,000   Unisys Corp. *                                                 3,309
--------------------------------------------------------------------------------
                                                                          23,445
--------------------------------------------------------------------------------
            CONSUMER JEWELRY AND NOVELTIES - MISCELLANEOUS (0.2%)
  110,000   American Greetings Corp. "A"                                   2,049
--------------------------------------------------------------------------------
            CONTAINERS - METALS & GLASS (0.2%)
   53,000   Ball Corp.                                                     1,573
--------------------------------------------------------------------------------
            DRUGS (1.8%)
  120,000   Merck & Co., Inc.                                              8,955
  158,500   Pharmacia Corp.                                                8,232
   65,000   Watson Pharmaceuticals, Inc. *                                 2,868
--------------------------------------------------------------------------------
                                                                          20,055
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.1%)
   45,000   Reliant Energy, Inc.                                           1,283
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (0.9%)
  195,000   General Electric Co.                                          10,262
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (1.7%)
  150,000   Intel Corp.                                                   18,703
--------------------------------------------------------------------------------
            ENTERTAINMENT (0.6%)
  160,000   Walt Disney Co.                                                6,750
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.6%)
   80,000   Applied Materials, Inc. *                                      6,680
--------------------------------------------------------------------------------
            FINANCE - CONSUMER (0.3%)
   70,000   PMI Group, Inc.                                                3,553
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (1.1%)
  169,816   Associates First Capital Corp. "A"                             4,659
   94,000   Morgan Stanley Dean Witter & Co.                               6,762
--------------------------------------------------------------------------------
                                                                          11,421
--------------------------------------------------------------------------------
            FOODS (0.9%)
  133,700   Nabisco Holdings Corp. "A"                                     6,175
  220,000   Ralston Purina Group                                           4,084
--------------------------------------------------------------------------------
                                                                          10,259
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (1.4%)
  155,000   American Home Products Corp.                                   8,351
  130,000   Bristol-Myers Squibb Co.                                       7,158
--------------------------------------------------------------------------------
                                                                          15,509
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.0%)
  120,000   Kimberly-Clark Corp.                                           7,260
   60,000   Procter & Gamble Co.                                           3,990
--------------------------------------------------------------------------------
                                                                          11,250
--------------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.3%)
   69,900   Metlife, Inc. *                                                1,433
   47,000   Stancorp Financial Group, Inc.                                 1,498
--------------------------------------------------------------------------------
                                                                           2,931
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (1.4%)
   79,000   American International Group, Inc.                             8,892
   70,000   CIGNA Corp.                                                    6,217
--------------------------------------------------------------------------------
                                                                          15,109
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.3%)
  130,000   Allstate Corp.                                                 3,445
--------------------------------------------------------------------------------
            LEISURE TIME (0.4%)
  195,000   Brunswick Corp.                                                3,754
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.7%)
  100,000   Caterpillar, Inc.                                              3,825
  100,000   Deere & Co.                                                    4,156
--------------------------------------------------------------------------------
                                                                           7,981
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.5%)
   80,500   Eaton Corp.                                                    5,841
--------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.9%)
  135,000   Avery Dennison Corp.                                           8,269
   73,333   Energizer Holdings, Inc. *                                     1,246
--------------------------------------------------------------------------------
                                                                           9,515
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (1.0%)
  150,000   Bausch & Lomb, Inc.                                           10,425
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.8%)
   90,000   Coastal Corp.                                                  5,524
   90,000   NICOR, Inc.                                                    3,302
--------------------------------------------------------------------------------
                                                                           8,826
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (0.9%)
  155,000   Conoco, Inc. "A" *                                             4,146
  260,000   Occidental Petroleum Corp. *                                   6,159
--------------------------------------------------------------------------------
                                                                          10,305
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (1.5%)
   70,000   Chevron Corp.                                                  6,471
   39,604   Exxon Mobil Corp.                                              3,299
  110,000   Texaco, Inc.                                                   6,318
--------------------------------------------------------------------------------
                                                                          16,088
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.5%)
  157,800   Helmerich & Payne, Inc.                                        5,878
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.6%)
  270,000   Union Pacific Resources, Inc.                                  6,396
--------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.3%)
  250,000   Smurfit-Stone Container Corp. *                                3,547
--------------------------------------------------------------------------------
            PHOTOGRAPHY - IMAGING (0.5%)
  190,000   Xerox Corp.                                                    5,154
--------------------------------------------------------------------------------
            RAILROADS/SHIPPING (0.3%)
  200,000   Norfolk Southern Corp.                                         3,563
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.0%)
  120,000   Sears, Roebuck & Co.                                           4,432
  120,000   Wal-Mart Stores, Inc.                                          6,915
--------------------------------------------------------------------------------
                                                                          11,347
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY (0.1%)
  188,100   Office Depot, Inc. *                                           1,328
--------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (0.4%)
  135,000   Washington Mutual, Inc.                                        3,881
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.4%)
  120,000   Hertz Corp. "A"                                                3,758
--------------------------------------------------------------------------------
            SERVICES - DATA PROCESSING (0.3%)
   60,000   First Data Corp.                                               3,364
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.2%)
   65,000   AT&T Corp.                                                     2,255
  121,800   Sprint Corp.                                                   7,369
   94,500   Worldcom, Inc. *                                               3,555
--------------------------------------------------------------------------------
                                                                          13,179
--------------------------------------------------------------------------------
            TELEPHONES (1.5%)
  120,000   Bell Atlantic Corp.                                            6,345
  120,000   GTE Corp.                                                      7,590
   46,000   SBC Communications, Inc.                                       2,010
--------------------------------------------------------------------------------
                                                                          15,945
--------------------------------------------------------------------------------
            Total U.S. Stocks (cost: $319,481)                           423,295
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
------------
                       U.S. GOVERNMENT & AGENCY ISSUES (18.7%)

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION PASS-THROUGH
             SECURITIES (15.5%)
  $42,333   6.00%, 4/15/2028 - 9/15/2028                                  38,584
   50,565   6.50%, 5/15/2023 - 3/15/2026(c)                               47,559
   36,658   7.00%, 8/15/2023 - 5/15/2026(c)                               35,287
   11,398   7.50%, 3/15/2017 - 10/15/2029                                 11,213
   33,402   8.00%, 6/15/2016 - 2/15/2030                                  33,502
    1,612   8.50%, 9/15/2009 - 2/15/2017                                   1,652
      143   9.00%, 6/15/2016 - 10/15/2016                                    148
    1,651   9.50%, 6/15/2009 - 8/15/2017                                   1,724
      312   10.00%, 11/15/2009 - 4/15/2016                                   329
       26   11.50%, 3/15/2013                                                 29
--------------------------------------------------------------------------------
                                                                         170,027
--------------------------------------------------------------------------------

                                                      COUPON
                                                       RATE    MATURITY
                                                     -------------------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              PASS-THROUGH SECURITIES (2.1%)
    4,910   Federal National Mortgage Association      7.50%  9/01/2029    4,774
   10,000   Federal National Mortgage Association      7.50   5/01/2030    9,716
    8,400   Federal National Mortgage Association(b)   8.50  12/01/2099    8,492
--------------------------------------------------------------------------------
                                                                          22,982
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTE (0.5%)
    5,000   Federal National Mortgage Association      7.25   1/15/2010    4,924
--------------------------------------------------------------------------------
            U.S. TREASURY (0.6%)
    8,000   U.S. Treasury Bonds                        5.25  11/15/2028    6,962
--------------------------------------------------------------------------------
            Total U.S. Government & Agency Issues (cost: $211,059)       204,895
--------------------------------------------------------------------------------

                         MONEY MARKET INSTRUMENT (2.0%)

   22,088   Federal Home Loan Bank,
              Discount Notes (cost: $22,088)           6.30   6/01/2000   22,088
--------------------------------------------------------------------------------
            Total Investments (cost: $906,703)                        $1,103,860
================================================================================


                        PORTFOLIO SUMMARY BY CONCENTRATION
                        ----------------------------------

            Government National Mortgage Association            15.5%
            Real Estate Investment Trusts                       11.8
            Telephones                                           4.7
            Drugs                                                3.7
            Banks - Money Center                                 3.2
            Banks - Major Regional                               2.8
            Communication Equipment                              2.8
            Oil - International Integrated                       2.8
            Insurance - Multiline Companies                      2.7
            Electronics - Semiconductors                         2.5
            Computer Software & Service                          2.4
            Federal National Mortgage Association                2.1
            Electrical Equipment                                 1.7
            Computer - Hardware                                  1.7
            Health Care - Diversified                            1.4
            Telecommunications - Long Distance                   1.4
            Household Products                                   1.4
            Aerospace/Defense                                    1.3
            Manufacturing - Diversified Industries               1.3
            Oil - Domestic Integrated                            1.2
            Finance - Diversified                                1.2
            Manufacturing - Specialized                          1.2
            Lodging/Hotel                                        1.1
            Oil & Gas - Exploration & Production                 1.1
            Leisure Time                                         1.1
            Foods                                                1.1
            Natural Gas Utilities                                1.0
            Auto Parts                                           1.0
            Retail - General Merchandising                       1.0
            Retail - Specialty                                   1.0
            Oil & Gas - Drilling/Equipment                       1.0
            Medical Products & Supplies                          1.0
            Other                                               19.4
                                                               -----
            Total                                              100.6%
                                                               =====








USAA CORNERSTONE STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

(a) Represents less than 0.1% of net assets.

(b) At May 31, 2000, the cost of securities purchased on a delayed-delivery basis was $8,459,000.

(c) At May 31, 2000, portions of these securities were segregated to cover delayed-delivery purchases.

* Non-income producing.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA CORNERSTONE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000

ASSETS
   Investments in securities, at market value (identified cost of $906,703)       $1,103,860
   Cash                                                                                  133
   Cash denominated in foreign currencies (identified cost of $2,962)                  3,092
   Receivables:
      Capital shares sold                                                                124
      Dividends and interest                                                           3,101
      Securities sold                                                                    487
   Unrealized appreciation on foreign currency contracts held, at value                    7
                                                                                  ----------
         Total assets                                                              1,110,804
                                                                                  ----------

LIABILITIES
   Securities purchased                                                               11,666
   Capital shares redeemed                                                               880
   USAA Investment Management Company                                                    695
   USAA Transfer Agency Company                                                          192
   Accounts payable and accrued expenses                                                 201
                                                                                  ----------
         Total liabilities                                                            13,634
                                                                                  ----------
            Net assets applicable to capital shares outstanding                   $1,097,170
                                                                                  ==========

REPRESENTED BY:
   Paid-in capital                                                                $  863,197
   Accumulated undistributed net investment income                                     8,189
   Accumulated net realized gain on investments                                       28,553
   Net unrealized appreciation of investments                                        197,157
   Net unrealized depreciation on foreign currency translations                           74
                                                                                  ----------
            Net assets applicable to capital shares outstanding                   $1,097,170
                                                                                  ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                    41,765
                                                                                  ==========
   Net asset value, redemption price, and offering price per share                $    26.27
                                                                                  ==========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA CORNERSTONE STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $919)                $ 24,374
      Interest                                                           16,839
                                                                       --------
         Total income                                                    41,213
                                                                       --------
   Expenses:
      Management fees                                                     8,779
      Transfer agent's fees                                               2,661
      Custodian's fees                                                      515
      Postage                                                               630
      Shareholder reporting fees                                            118
      Trustees' fees                                                          3
      Registration fees                                                      35
      Professional fees                                                      60
      Other                                                                  12
                                                                       --------
         Total expenses                                                  12,813
                                                                       --------
            Net investment income                                        28,400
                                                                       --------
Net realized and unrealized gain (loss) on investments and
  foreign currency:
   Net realized gain (loss) on:
      Investments                                                        51,745
      Foreign currency transactions                                        (186)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (18,951)
      Foreign currency translations                                         111
                                                                       --------
            Net realized and unrealized gain                             32,719
                                                                       --------
Increase in net assets resulting from operations                       $ 61,119
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA CORNERSTONE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                            2000         1999
                                                         -----------------------

From operations:
   Net investment income                                 $   28,400   $  41,937
   Net realized gain on investments                          51,745      88,403
   Net realized loss on foreign currency transactions          (186)       (311)
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (18,951)   (151,418)
      Foreign currency translations                             111         345
                                                         ----------------------
      Increase (decrease) in net assets
         resulting from operations                           61,119     (21,044)
                                                         ----------------------
Distributions to shareholders from:
   Net investment income                                    (35,168)    (40,396)
                                                         ----------------------
   Net realized gains                                       (75,478)    (76,343)
                                                         ----------------------
From capital share transactions:
   Proceeds from shares sold                                 82,776     151,031
   Reinvested dividends                                     107,815     114,177
   Cost of shares redeemed                                 (301,711)   (369,866)
                                                         ----------------------
      Decrease in net assets from
         capital share transactions                        (111,120)   (104,658)
                                                         ----------------------
Decrease in net assets                                     (160,647)   (242,441)
Net assets:
   Beginning of period                                    1,257,817   1,500,258
                                                         ----------------------
   End of period                                         $1,097,170  $1,257,817
                                                         ======================
Accumulated undistributed net investment income:
   End of period                                         $    8,189  $   15,143
                                                         ======================
Change in shares outstanding:
   Shares sold                                                3,177       5,602
   Shares issued for dividends reinvested                     4,115       4,163
   Shares redeemed                                          (11,611)    (13,876)
                                                         ----------------------
      Decrease in shares outstanding                         (4,319)     (4,111)
                                                         ======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA CORNERSTONE STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital. Using preset target ranges, USAA Investment Management Company (the Manager) will invest the Fund's assets mostly in stocks (divided into the categories of U.S., international, real estate, and gold) and to a much lesser extent in U.S. government securities.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2000, were $429,588,000 and $601,563,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, was $257,361,000 and $60,204,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 2000, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:

-----------------------------------------------------------------------------------
                            U.S. Dollar
Exchange   Contracts to    Value as of    In Exchange     Unrealized    Unrealized
  Date        Receive        5/31/00    for U.S. Dollar  Appreciation  Depreciation
-----------------------------------------------------------------------------------
6/02/00  30 Argentine Peso    $ 30          $ 30             $ -           $ -
-----------------------------------------------------------------------------------
6/02/00  138 British Pound     207           203               4             -
-----------------------------------------------------------------------------------
6/02/00  120 British Pound     179           178               1             -
-----------------------------------------------------------------------------------
6/05/00  122 Argentine Peso    122           122               -             -
-----------------------------------------------------------------------------------
6/30/00   95 Euro Currency      89            87               2             -
-----------------------------------------------------------------------------------
                              $627          $620             $ 7           $ -
===================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 2000, was $13,000.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS

Per share operating  performance for a share outstanding  throughout each period is as follows:
                                                YEAR ENDED MAY 31,
                           --------------------------------------------------------------
                              2000         1999         1998         1997         1996
                           --------------------------------------------------------------
Net asset value at
  beginning of period      $    27.29   $    29.89   $    27.96   $    25.47   $    22.63
Net investment income             .63          .88          .77          .74          .73
Net realized and
  unrealized gain (loss)          .80        (1.14)        3.78         3.37         3.18
Distributions from net
  investment income              (.78)        (.81)        (.72)        (.78)        (.74)
Distributions of realized
  capital gains                 (1.67)       (1.53)       (1.90)        (.84)        (.33)
                           --------------------------------------------------------------
Net asset value at
  end of period            $    26.27   $    27.29   $    29.89   $    27.96   $    25.47
                           ==============================================================
Total return (%) *               5.49         (.74)       17.15        16.94        17.79
Net assets at end of
  period (000)             $1,097,170   $1,257,817   $1,500,258   $1,263,355   $1,035,844
Ratio of expenses to
  average net assets (%)         1.09         1.05         1.01         1.06         1.15
Ratio of net investment
  income to average net
  assets (%)                     2.43         3.12         2.64         2.88         3.06
Portfolio turnover (%)          37.46        46.27        32.73        35.14        36.15


* Assumes reinvestment of all dividend income and capital gain distributions during the period.











TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777